Schedule of Investments (unaudited)	iShares® MSCI Russia ETF
November 30, 2022	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 0.9%
Sberbank of Russia PJSC(a)(b)	18,835,860	$3,087
TCS Group Holding PLC, GDR(a)(b)	289,152	47
VTB Bank PJSC(a)(b)	8,307,845,016	1,361
		4,495
Capital Markets — 0.2%
Moscow Exchange MICEX-RTS PJSC(a)(b)	4,737,800	776

Chemicals — 0.0%
PhosAgro PJSC(a)	148,802	24
PhosAgro PJSC, New(a)	2,875	29
PhosAgro PJSC, GDR(a)	2	—
		53
Electric Utilities — 4.6%
Inter RAO UES PJSC(a)	136,938,300	22,440

Food & Staples Retailing — 0.0%
Magnit PJSC, GDR(a)	1	—
Magnit PJSC(a)	198,139	33
X5 Retail Group NV, GDR(a)	374,475	61
		94
Interactive Media & Services — 0.0%
VK Co. Ltd.(a)(b)	393,252	65
Yandex NV(a)(b)	361,376	59
		124
Internet & Direct Marketing Retail — 0.0%
Ozon Holdings PLC, GDR(a)(b)	106,824	18

Metals & Mining — 0.7%
Alrosa PJSC(a)	7,486,250	1,227
MMC Norilsk Nickel PJSC(a)	96,437	16
Novolipetsk Steel PJSC(a)	4,388,590	719
PolymetalInternationalPLC(a)(b)	834,056	137
Polyus PJSC(a)(b)	89,129	14
Severstal PAO(a)	604,068	99
United Co. RUSAL International PJSC(a)(b)	5,811,330	952
		3,164
Oil, Gas & Consumable Fuels — 1.8%
Gazprom PJSC(a)	24,553,290	4,024

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
LUKOIL PJSC(a)	856,438	$140
Novatek PJSC(a)	1,250,860	205
Rosneft Oil Co. PJSC(a)	2,566,222	421
Surgutneftegas PJSC(a)	21,799,946	3,572
Tatneft PJSC(a)	3,516,781	576
		8,938
Wireless Telecommunication Services — 0.1%
Mobile TeleSystems PJSC(a)	2,776,444	455

Total Common Stocks — 8.3%
(Cost: $453,537,815)		40,557

Preferred Stocks

Oil, Gas & Consumable Fuels — 0.8%
Surgutneftegas PJSC, Preference Shares, NVS(a)	21,745,700	3,563

Total Preferred Stocks — 0.8%
(Cost: $11,913,761)		3,563

Total Long-Term Investments — 9.1%
(Cost: $465,451,576)		44,120

Short-Term Securities

Money Market Funds — 90.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 3.64%(c)(d)	440,000	440,000

Total Short-Term Securities — 90.1%
(Cost: $440,000)		440,000

Total Investments — 99.2%
(Cost: $465,891,576)		484,120

Other Assets Less Liabilities — 0.8%		4,141

Net Assets — 100.0%		$488,261

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	Non-income producing security.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended November 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/22	Shares Held at 11/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$430,000	$10,000	(a)	$—	$—	$—	$440,000	440,000	$3,277	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

●	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

Schedule of Investments (unaudited) (continued)	iShares® MSCI Russia ETF
November 30, 2022

Fair Value Hierarchy as of Period End (continued)

●	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$—	$—	$40,557	$40,557
Preferred Stocks	—	—	3,563	3,563
Money Market Funds	440,000	—	—	440,000
	$440,000	$—	$44,120	$484,120

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening balance, as of August 31, 2022	$40,573	$3,565	$44,138
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)	(16)	(2)	(18)
Purchases	—	—	—
Sales	—	—	—
Closing balance, as of November 30, 2022	$40,557	$3,563	$44,120
Net change in unrealized appreciation (depreciation) on investment still held at November 30, 2022(a)	$(16)	$(2)	$(18)

(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

Portfolio Abbreviation

GDR	Global Depositary Receipt
NVS	Non-Voting Shares
PJSC	Public Joint Stock Company

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